UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2019

UMH Properties, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-12690	22-1890929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Juniper Business Plaza, Suite 3-C
3499 Route 9 North	07728
Freehold, New Jersey	(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code:	(732) 577-9997

Not Applicable
(Former name or former address, if
changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $.10 par value	UMH	New York Stock Exchange
8.0% Series B Cumulative Redeemable Preferred Stock, $.10 par value	UMH PRB	New York Stock Exchange
6.75% Series C Cumulative Redeemable Preferred Stock, $.10 par value	UMH PRC	New York Stock Exchange
6.375% Series D Cumulative Redeemable Preferred Stock, $.10 par value	UMH PRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement

On October 21, 2019, UMH Properties, Inc. (the “Company”) entered into an At Market Issuance Sales Agreement (the “Sales Agreement”) with B. Riley FBR, Inc., as distribution agent (the “Distribution Agent”) under which the Company may offer and sell shares of the Company’s 6.75% Series C Cumulative Redeemable Preferred Stock, $0.10 par value per share, with a liquidation preference of $25.00 per share (the “Series C Preferred Stock”) and/or the Company’s 6.375% Series D Cumulative Redeemable Preferred Stock, $0.10 par value per share, with a liquidation preference of $25.00 per share (the “Series D Preferred Stock”), having an aggregate sales price of up to $100,000,000 from time to time through the Distribution Agent, as agent or principal. Sales of the shares of Series C Preferred Stock and/or Series D Preferred Stock under the Sales Agreement, if any, will be in “at the market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), including, without limitation, sales made directly on or through the New York Stock Exchange (the “NYSE”) or on any other existing trading market for the Series C Preferred Stock or the Series D Preferred Stock, as applicable, or to or through a market maker or any other method permitted by law, including, without limitation, negotiated transactions and block trades. The Distribution Agent is not required to sell any specific number or dollar amount of securities, but will use its commercially reasonable efforts consistent with its normal trading and sales practices, on mutually agreed terms between the Distribution Agent and  the Company.

The Company intends to use the net proceeds from sales of shares of Series C Preferred Stock and/or Series D Preferred Stock under the Sales Agreement for general corporate purposes, which may include purchase of manufactured homes for sale or lease to customers, expansion of the Company’s existing communities, potential acquisitions of additional properties and possible repayment of indebtedness on a short-term basis.

The Sales Agreement contains customary representations and warranties of the Company and indemnification and contribution provisions under which the Company has agreed to indemnify the Distribution Agent against certain specified liabilities. The Company will pay the Distribution Agent a commission at a mutually agreed rate of up to 2.0% of the gross sales proceeds from the sale of shares of Series C Preferred Stock and/or Series D Preferred Stock sold under the Sales Agreement. The offering of Series C Preferred Stock and/or Series D Preferred Stock pursuant to the Sales Agreement will terminate upon the earlier of (i) the sale of all shares of Series C Preferred Stock and/or Series D Preferred Stock subject to the Sales Agreement or (ii) the termination of the Sales Agreement by the Company or the Distribution Agent in accordance with the terms of the Sales Agreement.

The shares of Series C Preferred Stock and/or Series D Preferred Stock sold under the Sales Agreement are being offered and sold pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-219118), filed with the Securities and Exchange Commission (the “SEC”) on June 30, 2017, and declared effective on July 12, 2017 (the “Registration Statement”), and will be sold and issued pursuant to the Company’s prospectus dated July 12, 2017 included in the Registration Statement and the related prospectus supplement, dated October 21, 2019 (the “Prospectus Supplement”). The Series C Preferred Stock and the Series D Preferred Stock are described in the Company’s Registration Statement and the Prospectus Supplement.  The Series C Preferred Stock is listed on the NYSE under the symbol “UMH PRC” and the Series D Preferred Stock is listed on the NYSE under the symbol “UMH PRD.”

The foregoing summary of the Sales Agreement is only a brief description of certain terms therein, does not purport to be a complete description of the rights and obligations of the parties thereunder, and is qualified in its entirety by such agreement attached hereto.  A copy of the Sales Agreement is attached hereto as Exhibit 1.1 and is incorporated by reference herein. In connection with the filing of the Sales Agreement, the Company is filing as Exhibit 5.1 the opinion of its counsel Stroock & Stroock & Lavan LLP and as Exhibit 8.1 the tax opinion of Stroock & Stroock & Lavan LLP.

Item 3.03	Material Modifications to Rights of Security Holders.

Increase in Authorized Shares

On October 21, 2019, the Company filed with the State Department of Assessments and Taxation of the State of Maryland (the “Maryland Department”) an amendment (the “Articles of Amendment”) to the Charter of the Company (the “Charter”) to increase the Company’s authorized shares of common stock, par value $0.10 per share (“Common Stock”).  As a result of this amendment, the Company’s total authorized shares were increased from 142,413,800 shares (classified as 123,363,800 shares of Common Stock, 4,000,000 shares of Series B Preferred Stock, 9,750,000 shares of Series C Preferred Stock, 2,300,000 shares of Series D Preferred Stock and 3,000,000 shares of excess stock, par value $0.10 per share (“Excess Stock”)) to 150,413,800 shares (classified as 131,363,800 shares of Common Stock, 4,000,000 shares of Series B Preferred Stock, 9,750,000 shares of Series C Preferred Stock, 2,300,000 shares of Series D Preferred Stock and 3,000,000 shares of Excess Stock).  The foregoing description of the Articles of Amendment is qualified in its entirety by reference to the Articles of Amendment, a copy of which is filed as Exhibit 3.1 to this Form 8-K and is incorporated by reference herein.

2

Reclassification of 4,000,000 Shares of Common Stock as Shares of Series C Preferred Stock and Reclassification of 3,700,000 Shares of Common Stock as Shares of Series D Preferred Stock

On October 21, 2019, the Company filed with the Maryland Department Articles Supplementary (the “Articles Supplementary”) reclassifying and designating (i) 4,000,000 shares of the Company’s Common Stock as shares of Series C Preferred Stock and (ii) 3,700,000 shares of the Company’s Common Stock as shares of Series D Preferred Stock.  The foregoing description of the Articles Supplementary is qualified in its entirety by reference to the Articles Supplementary, a copy of which is filed as Exhibit 3.2 to this Form 8-K and is incorporated by reference herein.

After giving effect to the filing of the Articles of Amendment and the Articles Supplementary on October 21, 2019, the authorized capital stock of the Company consists of 150,413,800 shares, classified as 123,663,800 shares of Common Stock, 4,000,000 shares of Series B Preferred Stock, 13,750,000 shares of Series C Preferred Stock, 6,000,000 shares of Series D Preferred Stock and 3,000,000 shares of Excess Stock.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 above with respect to the Articles of Amendment and the Articles Supplementary is incorporated in this Item 5.03 in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

1.1	At Market Issuance Sales Agreement, dated October 21, 2019, between UMH Properties, Inc. and B. Riley FBR, Inc.

3.1	Articles of Amendment.

3.2	Articles Supplementary.

5.1	Opinion of Stroock & Stroock & Lavan LLP.

8.1	Tax Opinion of Stroock & Stroock & Lavan LLP.

23.1	Consent of Stroock & Stroock & Lavan LLP (included in Exhibits 5.1 and 8.1).

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2019	UMH PROPERTIES, INC.

	By:	/s/ Anna T. Chew
		Name:	Anna T. Chew
		Title:	Vice President, Chief Financial Officer and Treasurer

Exhibit Index

1.1	At Market Issuance Sales Agreement, dated October 21, 2019, between UMH Properties, Inc. and B. Riley FBR, Inc.

3.1	Articles of Amendment.

3.2	Articles Supplementary.

5.1	Opinion of Stroock & Stroock & Lavan LLP.

8.1	Tax Opinion of Stroock & Stroock & Lavan LLP.

23.1	Consent of Stroock & Stroock & Lavan LLP (included in Exhibits 5.1 and 8.1).

5